Exhibit 32.1



                             QUADRAMED CORPORATION
                SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

     In connection with this Quarterly Report on Form 10-Q of QuadraMed Corporation for the period ended September 30, 2002, I, Lawrence P. English, Chairman of the Board and Chief Executive Officer of QuadraMed Corporation, hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. This Form 10-Q for the period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and,

     2. The information contained in this Form 10-Q for the period ended September 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of QuadraMed Corporation.


Date:  August 15, 2003                         /s/ Lawrence P. English
                                          ----------------------------------
                                          Lawrence P. English
                                          Chairman of the Board
                                          Chief Executive Officer


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